EXHIBIT 10. 1

EXECUTION VERSION
CONSENT AGREEMENT
This CONSENT AGREEMENT (this “Consent Agreement”), is dated as of May 17, 2011, by and among Shire Pharmaceuticals Inc., a Delaware corporation (“Parent”), and certain stockholders of Advanced BioHealing, Inc., a Delaware corporation (the “Company”), listed on the signature page hereto (each, a “Stockholder” and, collectively, the “Stockholders”). For purposes of this Consent Agreement, Parent and the Stockholders are each a “Party” and collectively the “Parties”. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (defined below).
WHEREAS, Parent, ABH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), the Company, solely for the purposes of Section 2.7 and Articles III, IX and X thereof, Canaan VII L.P., a Delaware limited partnership, as the Equityholders’ Representative, and solely for the purposes of Section 10.17 thereof, Shire plc, a public limited company incorporated under the laws of Jersey, Channel Islands, propose to enter into an Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”) providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”);
WHEREAS, as of the date hereof, the Stockholders are collectively the record and beneficial holders of the shares of Company Capital Stock set forth next to their names on the signature pages hereto (the “Subject Shares”);
WHEREAS, pursuant to Section 251 of the DGCL, a majority of the outstanding shares of the Company Capital Stock (excluding the Series C-1 Preferred Stock) are required under the DGCL to vote to approve the adoption of the Merger Agreement (the “Required DGCL Approval”);
WHEREAS, pursuant to Section 4 of Article IV of the Company Certificate of Incorporation, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock have the right to one vote for each share of Common Stock into which such shares are convertible and are entitled to vote, together with the holders of Common Stock, on any matters with respect to which the holders of Common Stock are entitled to vote;
WHEREAS, holders of a majority of the outstanding Company Capital Stock (excluding the Series C-1 Preferred Stock) voting or consenting, as the case may be, on an as-converted-to Common Stock basis are required to obtain the Required DGCL Approval;
WHEREAS, pursuant to Section 5(b) of the Company Certificate of Incorporation, in addition to the Required DGCL Approval, approval and adoption of the Merger Agreement and the Merger requires the affirmative vote or consent of holders of at least 60% of the outstanding shares of Series C Preferred Stock (the “Required Series C Approval” and, together with the Required DGCL Approval, the “Required Company Stockholder Approval”);

WHEREAS, as an inducement to Parent and Merger Sub entering into the Merger Agreement, the Stockholders, who hold sufficient shares of Company Capital Stock to constitute both the Required DGCL Approval and the Required Series C Approval, are entering into this Consent Agreement pursuant to which the Stockholders shall (i) execute a written consent in respect of all of the Subject Shares substantially in the form attached hereto as Exhibit A in favor of the proposal to approve and adopt the Merger Agreement and the Merger (the “Consent”) and (ii) agree to certain other matters, pursuant and subject to the terms and conditions hereof;
NOW, THEREFORE, in consideration of the foregoing premises and the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, Parent and the Stockholders, intending to be legally bound, hereby agree as follows:
Section 1. Consent. Each Stockholder covenants and agrees to, promptly following the execution and delivery of this Consent Agreement and the Merger Agreement, consent to the approval and adoption of the Merger Agreement and the transactions contemplated thereby (including, among other things, the Merger) and shall deliver to the Company a Consent with respect to the Subject Shares.
Section 2. Acknowledgement. Each Stockholder confirms and agrees that the Merger constitutes a “Sale Transaction” as defined in the Company Certificate of Incorporation, and an “Approved Sale” for purposes of that certain Amended and Restated Investor Rights Agreement dated as of February 23, 2007.
Section 3. Treatment of Warrants. Each Stockholder that is a holder of Warrants agrees (i) not to exercise such Warrants prior to the Effective Time and (ii) that, at the Effective Time and in accordance with Section 2.6(e) of the Merger Agreement, all such Warrants shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each Certificate which immediately prior to the Effective Time represented such Warrants shall thereafter represent the right to receive the Warrant Payment payable therefor and the right to receive payments from the Escrow Account in accordance with the Escrow Agreement and Section 3.3 of the Merger Agreement.
Section 4. Representations and Warranties. Each Stockholder represents and warrants to Parent and Merger Sub as follows:
(a)	Such Stockholder is the record and beneficial owner of, and has good title to, all of the Subject Shares set forth next to its name on its signature page hereto, and there exist no Encumbrances affecting any such Subject Shares, except as imposed by applicable Laws or as set forth in the Company Disclosure Schedule.
(b)	If such Stockholder is an entity, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization.
(c)	The execution and delivery of this Consent Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations hereunder will not, constitute a violation of, conflict with, result in a default (or an event which, with notice or lapse of time or both, would result in a default) under or result in the creation of any Encumbrance on any of its Subject Shares under, (i) any Contract or restriction of any kind to which such Stockholder is a party or by which such Stockholder or its Subject Shares are bound, (ii) any applicable Law affecting such Stockholder or its Subject Shares or (iii) if such Stockholder is an entity, such Stockholder’s applicable organizational documents, in each case except as would not, individually or in the aggregate, reasonably be expected to prevent, enjoin, or materially delay or impair the performance by such Stockholder of the its obligations under this Consent Agreement.

(d)	Such Stockholder has all requisite power and authority to enter into this Consent Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Consent Agreement has been duly authorized by all necessary action on the part of such Stockholder. This Consent Agreement has been duly executed and delivered by such Stockholder and this Consent Agreement constitutes a legally valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to (i) the effect of any applicable Law of general application relating to bankruptcy, reorganization, insolvency, or moratorium or similar Laws affecting creditors’ rights and relief of debtors generally and (ii) the effect of rules of Law and general principles of equity, including rules of Law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at Law).
Section 5. Waiver of Dissenter’s and Appraisal Rights. Each Stockholder waives, and agrees not to exercise, any right to dissent or appraisal or any similar provision under applicable Law in connection with the Merger.
Section 6. Equityholders’ Representative. Each Stockholder confirms and agrees (i) to the irrevocable appointment of Canaan VII L.P. as agent, attorney-in-fact and Equityholders’ Representative for and on behalf of such Stockholder (in his, her or its capacity as an Equityholder under the Merger Agreement) with all of the powers and authority contemplated by Section 10.1 of the Merger Agreement, (ii) that the Equityholders’ Representative shall have full power of substitution, to act in the name, place and stead of such Stockholder with respect to the Escrow Agreement and Section 2.7, Article III, Article IX and Article X of the Merger Agreement and the taking by the Equityholders’ Representative of any and all actions as it determines in its sole and absolute discretion to be necessary, advisable or appropriate in order to carry out and perform its rights and obligations under the Merger Agreement and the making of any decisions required or permitted to be taken by the Equityholders’ Representative under the Merger Agreement and the Escrow Agreement and (iii) that the terms and conditions of Section 10.1 of the Merger Agreement shall be and are binding on such Stockholder as fully as if such Stockholder were an original signatory to the Merger Agreement as an Equityholder thereunder. Each Stockholder agrees that service of process on the Equityholders’ Representative in accordance with the Merger Agreement shall constitute service of process on such Stockholder.

Section 7. Release. Effective as of the Closing, each Stockholder hereby releases, remises and forever discharges the Company from any and all liabilities and obligations to such Stockholder, whether arising prior to, on or after the Closing Date (so long as the events giving rise to the obligation or liability occurred prior to the Closing Date) except for (a) subject to Section 6.5 of the Merger Agreement, rights and claims for indemnification to the extent such Stockholder is entitled to be indemnified by the Company under applicable law, its organizational documents or agreement, (b) if such Stockholder is an employee of the Company, rights under any Company Benefit Plan (other than any such plan that provides for equity-based compensation), rights to earned but unpaid wages or compensation, unpaid vacation, or unreimbursed business expenses, and (c) such Stockholder’s right to full and complete payment for its Subject Shares in accordance with Articles II and III of the Merger Agreement and the Escrow Agreement or its rights to indemnification under Article IX of the Merger Agreement. Each Stockholder expressly waives any rights or benefits under §1542 of the Civil Code of the State of California and any similar provisions of the Law of any other jurisdiction. §1542 states: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
Section 8. Nonsolicitation. Each Stockholder hereby covenants and agrees that from the date hereof until December 31, 2012, such Stockholder will not, and will not permit its controlled Affiliates to, directly or indirectly solicit or hire any employee of the Company with a position or title of Vice President (or its equivalent) or above; provided, that this Section 8 shall not be construed to prohibit such Stockholder or its controlled Affiliates from (a) making any general solicitation of employment not specifically directed to such person or (b) soliciting or hiring any such person who, after the Closing, has been terminated by the Company or its Affiliates without cause or who terminates his or her employment with the Company or its Affiliates for good reason (which, for purposes hereof, shall have the meaning given such term in any applicable employment agreement and, if there is no applicable employment agreement, shall mean (i) a material diminution in such person’s employment duties as in effect immediately prior to the Closing, (ii) a material reduction in annual base salary, (iii) a change in the principal work location of over 50 miles from such person’s principal work location immediately prior to the Closing, or (iv) any material breach of an employment, severance or change in control agreement).
Section 9. Confidentiality. Each Stockholder acknowledges that the success of the Company after the Closing depends upon the continued preservation of the confidentiality of certain information possessed by such Stockholder, that the preservation of the confidentiality of such information by all of the Stockholders is an essential premise of the transactions contemplated by the Merger Agreement, and that Parent and Merger Sub would be unwilling to enter into the Merger Agreement in the absence of this Consent Agreement (including this 9). Accordingly, each Stockholder agrees with Parent that from and after the date hereof until the second anniversary of the Closing Date such Stockholder will not, other than for or on behalf of Parent or its Affiliate (including the Company), and will not permit its controlled Affiliates to, disclose or use any confidential or proprietary information of the Company; provided, that the information subject to the foregoing provisions of this sentence (the “Confidential Information”) will not include any information that: (a) is or becomes generally available to the public other than as a result (directly or indirectly) of a violation hereof; (b) was in such Stockholder’s possession and obtained on a nonconfidential basis prior to the disclosure thereof by the Company or its Affiliates; and (c) becomes available to such Stockholder on a nonconfidential basis from a person other than the Company or its Affiliates who to such Stockholder’s knowledge is not otherwise bound by any obligation of confidentiality with respect thereto; provided, further, that nothing in this Section 9 will restrict any Stockholder from using Confidential Information to the extent reasonably necessary in connection with enforcing its rights, or defending any claims against, arising from, pertaining to or relating to the Merger Agreement, this Consent Agreement, the Letter of Transmittal or any certificate or document delivered pursuant to any of the foregoing.

Section 10. Indemnification Matters. Each Stockholder hereby acknowledges the indemnification obligations of the Equityholders pursuant to Article IX of the Merger Agreement and agrees to be bound by and to perform all obligations applicable to an Equityholder thereunder in accordance with the terms and conditions of, and subject to all of the limitations set forth in, Article IX of the Merger Agreement as fully as if such Stockholder were an original signatory to the Merger Agreement as an Equityholder thereunder. If such Stockholder is entitled to indemnification following the Effective Time under Section 6.5 of the Merger Agreement, such Stockholder acknowledges its rights to such indemnification. Notwithstanding those rights, each Stockholder hereby agrees that the availability of the indemnification of the Parent Indemnified Parties by the Equityholders will be determined without regard to any right to indemnification or contribution which such Stockholder may have in his or her capacity as a Company Indemnified Party, and such Stockholder will not be entitled to any contribution or reimbursement from the Parent, the Company or any of their respective Affiliates for amounts paid, owed or owing to Parent Indemnified Parties on behalf of such Stockholder for indemnification of Parent Indemnified Parties under Article IX of the Merger Agreement by reason of the fact that such Stockholder was a Company Indemnified Party (whether such claim is for Damages of any kind and whether such claim is pursuant to any Law, organizational document, Contract or otherwise). With respect to any claim brought by a Parent Indemnified Party against such Stockholder under the Merger Agreement or this Consent Agreement, each Stockholder expressly waives any right of subrogation, contribution, advancement, indemnification or other claim against the Company with respect to any amounts owed or owing by such Stockholder pursuant to the Merger Agreement or this Consent Agreement.
Section 11. Entire Agreement; No Third-Party Beneficiaries. This Consent Agreement (together with the Consent) constitutes the entire agreement of the Parties and supersedes all other prior agreements and understandings among the Parties, with respect to the subject matter hereof. This Consent Agreement is for the sole benefit of the Parties to this Consent Agreement and nothing in this Consent Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Consent Agreement.
Section 12. Governing Law; Consent to Jurisdiction. This Consent Agreement and the transactions contemplated hereby, and all disputes between the Parties under or related to the Consent Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed entirely within such State, without regard to conflict of law principles that would result in the application of any Laws other than the Laws of the State of Delaware. Each of the Parties to this Consent Agreement hereby irrevocably and unconditionally submits, for itself and its assets and properties, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting within the State of Delaware, and any appellate court from any thereof, in any Action arising out of or relating to this Consent Agreement, the agreements delivered in connection with this

Consent Agreement, or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment relating thereto, and each of the Parties to this Consent Agreement hereby irrevocably and unconditionally (i) agrees not to commence any such Action except in such courts; (ii) agrees that any claim in respect of any such Action may be heard and determined in such Delaware State court or, to the extent permitted by Law, in such Federal court; (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware State or Federal court; and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action in any such Delaware State or Federal court. Each of the Parties to this Consent Agreement hereby agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.
Section 13. Miscellaneous.
(a)	This Consent Agreement may be amended or modified only by a written instrument executed by all of the Parties to this Consent Agreement. Any failure of the Parties to this Consent Agreement to comply with any obligation, covenant, agreement or condition in this Consent Agreement may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver. No delay on the part of any party to this Consent Agreement in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party to this Consent Agreement of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies provided for in this Consent Agreement are cumulative and are not exclusive of any rights or remedies which the Parties to this Consent Agreement may otherwise have at Law or in equity.
(b)	EACH PARTY TO THIS CONSENT AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CLAIM OR CONTROVERSY WHICH MAY ARISE UNDER THIS CONSENT AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSENT AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION WITH THIS CONSENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS CONSENT AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS CONSENT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(B).

(c)	In the event that any one or more of the terms or provisions contained in this Consent Agreement or in any other certificate, instrument or other document referred to in this Consent Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Consent Agreement or any other such certificate, instrument or other document referred to in this Consent Agreement. Any term or provision of this Consent Agreement held invalid or unenforceable only in part, degree or within certain jurisdictions shall remain in full force and effect to the extent not held invalid or unenforceable to the extent consistent with the intent of the Parties as reflected by this Consent Agreement. To the extent permitted by applicable Law, each party waives any term or provision of Law which renders any term or provision of this Consent Agreement to be invalid, illegal or unenforceable in any respect.
(d)	Neither this Consent Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties to this Consent Agreement (whether by operation of Law or otherwise) without the prior written consent of the other Parties to this Consent Agreement, and any purported assignment or other transfer without such consent shall be void and unenforceable, except that Parent may transfer or assign its rights and obligations under this Consent Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time; provided, that such transfer or assignment shall not relieve Parent of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent. Subject to the preceding sentence, this Consent Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties to this Consent Agreement and their respective successors and assigns.
(e)	Each of the Parties to this Consent Agreement acknowledges and agrees that the other Parties to this Consent Agreement may be irreparably damaged in the event that any of the terms or provisions of this Consent Agreement are not performed in accordance with their specific terms or otherwise are breached. Therefore, notwithstanding anything to the contrary set forth in this Consent Agreement, each of the Parties to this Consent Agreement hereby agrees that the other Parties to this Consent Agreement may be entitled to an injunction or injunctions to prevent breaches of any of the terms or provisions of this Consent Agreement, and to enforce specifically the performance by such first party under this Consent Agreement, and each party to this Consent Agreement hereby agrees to waive the defense (and not to interpose as a defense or in opposition) in any such suit that the other parties to this Consent Agreement have an adequate remedy at Law, and hereby agrees to waive any requirement to post any bond in connection with obtaining such relief. The equitable remedies described in this 13(e) shall be in addition to, and not in lieu of, any other remedies at Law or in equity that the Parties to this Consent Agreement may elect to pursue.
(f)	This Consent Agreement will automatically terminate if the Merger Agreement is terminated prior to the Effective Time.
(g)	This Consent Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” format data file signature page were an original thereof.
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IN WITNESS WHEREOF, each Party has duly executed this Consent Agreement, all as of the date first written above.

SHIRE PHARMACEUTICALS, INC.
By:	/S/
Name:
Title:

CANAAN VII L.P.
By:	Canaan Partners VII, LLC
By:	/S/
Name:
Title:

Series B Preferred Stock: 933,509 Series C Preferred Stock: 2,811,330 WHEATLEY NEW YORK PARTNERS, L.P.
By:	Wheatley NY Partners, LLC, its general partner
By:	/S/
Name:
Title:

Series B Preferred Stock: 300,036 Series C Preferred Stock: 536,456 WHEATLEY PARTNERS III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/S/
Name:
Title:

Series B Preferred Stock: 139,991 Series C Preferred Stock: 276,005 WHEATLEY ASSOCIATES III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/S/
Name:
Title:
Series B Preferred Stock: 29,208 Series C Preferred Stock: 31,503

WHEATLEY FOREIGN PARTNERS III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/S/
Name:
Title:

Series B Preferred Stock: 30,823 Series C Preferred Stock: 50,129 SAFEGUARD DELAWARE INC.
By:	/S/ Brian J. Sisko
	Name:	Brian J. Sisko
	Title:	Vice President

Series C Preferred Stock: 2,212,248 Series C Preferred Stock: 779,170 CHANNEL MEDICAL PARTNERS, L.P.
By:	Channel Medical Management, LLC, its general partner
By:	Channel Medical Advisors, Inc., its manager
By:	/S/
Name:
Title:

Series C Preferred Stock: 691,327 HUTTON LIVING TRUST dated 12/10/96
By:	/S/
Name:
Title:

Series B Preferred Stock: 4,691 Series C Preferred Stock: 19,939

EXHIBIT A
Advanced BioHealing, Inc.
Written Consent of Stockholders
May 17, 2011
Reference is made to the Agreement and Plan of Merger, dated as of May 17, 2011 (the “Merger Agreement”), by and among Shire Pharmaceuticals Inc., a Delaware corporation (“Parent”), ABH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), Advanced BioHealing, Inc., a Delaware corporation (the “Corporation”), and solely for purposes of Section 2.7 and Articles III, IX and X thereof, Canaan VII L.P., a Delaware limited partnership (the “Equityholders’ Representative”), and solely for the purposes of Section 10.17 thereof, Shire plc, a public limited company incorporated under the laws of Jersey, Channel Islands, an executed copy of which is attached hereto as Exhibit A, and the Consent Agreement by and among Parent and the Stockholders, as defined below. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.
The undersigned, being stockholders of the Corporation (the “Stockholders”) holding the shares of the Company Capital Stock set forth next to their name on the signature page hereto (the “Subject Shares”), which constitute both: (i) at least a majority of the outstanding Company Capital Stock (excluding the Series C-1 Preferred Stock) on an as-converted-to Common Stock basis and (ii) at least 60% of the shares of Series C Preferred Stock, hereby consent to and adopt, pursuant to Section 228 of the DGCL, the following resolutions:
WHEREAS, the Stockholders have notified the Board of Directors (the “Board”) of the Corporation that the Purchasers and the Junior Holders (each as defined in that certain Amended and Restated Investor Rights Agreement dated as of February 23, 2007 (the “Shareholders’ Agreement”)) have determined to initiate and consummate an Approved Sale (as defined in the Shareholders’ Agreement) in accordance with Section 3.1 of the Shareholders’ Agreement;
WHEREAS, it is contemplated that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Corporation (the “Merger”) with the Corporation continuing as the surviving corporation of the Merger; and
WHEREAS, the Board has unanimously (i) approved and declared advisable the Merger Agreement, (ii) determined that the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the holders of outstanding shares of Company Capital Stock, (iii) recommended the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including without limitation, the Merger, to the Stockholders and (iv) directed that the Merger Agreement be submitted to the Stockholders for their approval and adoption.
NOW, THEREFORE, BE IT RESOLVED, that each Stockholder signing below hereby votes in favor of, consents to, and adopts, approves, ratifies and confirms, the Merger Agreement, and each of the other transactions, agreements, documents and deliveries contemplated by the Merger Agreement, including without limitation, the Merger, the form, terms and amount of the Merger Consideration and the nomination and appointment of the Equityholders’ Representative.

Each Stockholder executing this Consent and acting in accordance with Section 5(a)(viii) of Article IV(B) of the Company Certificate of Incorporation hereby votes in favor of, consents to, and adopts, approves, ratifies and confirms, the management incentive plan pursuant to which eligible participants may receive bonuses upon the closing of the Merger, which management incentive plan is intended to (a) maximize stockholder value by retaining key employees through the closing of the Merger, (b) create incentives for management to consummate the Merger thus maximizing stockholder value, and (c) fairly compensate the Corporation’s key employees for past contributions to the Corporation.
Each Stockholder executing this Consent understands and acknowledges that by executing this Consent such Stockholder is waiving any right to dissent or appraisal or any similar provision under the DGCL that it may have with respect to the transactions contemplated by the Merger Agreement.
Each Stockholder executing this Consent represents and warrants to the Corporation, Parent and Merger Sub that it is familiar with the terms and conditions of the transactions contemplated by the Merger Agreement by virtue either of its participation in the negotiations regarding the Merger Agreement or the provision to it of detailed descriptions thereof and has been given the opportunity to ask questions of, and receive answers from, the Corporation concerning the terms and conditions of the Merger Agreement.
Each Stockholder executing this Consent that is a director, officer, employee or agent of the Corporation represents and warrants to the Corporation, Parent and Merger Sub that it is executing this Consent voluntarily and not as a condition to the continuation of his or her employment with the Corporation and that such director, officer, employee or agent has not been threatened with any adverse treatment by the Corporation if he or she did not execute this Consent.
The action taken by this Consent shall have the same force and effect as if taken at a meeting of stockholders of the Corporation, duly called and constituted pursuant to the DGCL. This Consent may be signed in any number of counterparts, including without limitation by facsimile, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
This Consent shall be irrevocable, and any vote, consent or other action by each Stockholder executing this Consent that is not in accordance with this Consent shall be considered null and void; provided, that notwithstanding anything else to the contrary herein, this Consent shall terminate and be of no further force and effect upon termination of the Merger Agreement with no further Liability or obligation of any Stockholder hereunder. Each Stockholder executing this Consent shall not enter into any agreement or understanding with any person prior to the termination of the Merger Agreement to consent, vote, give instructions or take any other action in a manner inconsistent with this Consent.
Parent shall be a third party beneficiary hereunder, with the power of enforcement.
(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the Stockholders have signed this Consent as of the 17th day of May 2011.

CANAAN VII L.P.
By:	Canaan Partners VII, LLC
By:	/S/
Name:
Title:

Series B Preferred Stock: 933,509 Series C Preferred Stock: 2,811,330 WHEATLEY NEW YORK PARTNERS, L.P.
By:	Wheatley NY Partners, LLC, its general partner
By:	/S/
Name:
Title:

Series B Preferred Stock: 300,036 Series C Preferred Stock: 536,456 WHEATLEY PARTNERS III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/S/
Name:
Title:

Series B Preferred Stock: 139,991 Series C Preferred Stock: 276,005 WHEATLEY ASSOCIATES III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/S/
Name:
Title:

Series B Preferred Stock: 29,208 Series C Preferred Stock: 31,503

WHEATLEY FOREIGN PARTNERS III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/S/
Name:
Title:

Series B Preferred Stock: 30,823 Series C Preferred Stock: 50,129 SAFEGUARD DELAWARE INC.
By:	/S/ Brian J. Sisko
	Name:	Brian J. Sisko
	Title:	Vice President

Series C Preferred Stock: 2,212,248 Series C Preferred Stock: 779,170 CHANNEL MEDICAL PARTNERS, L.P.
By:	Channel Medical Management, LLC, its general partner
By:	Channel Medical Advisors, Inc., its manager
By:	/S/
Name:
Title:

Series C Preferred Stock: 691,327 HUTTON LIVING TRUST dated 12/10/96
By:	/S/
Name:
Title:

Series B Preferred Stock: 4,691 Series C Preferred Stock: 19,939

Pursuant to the rules of the U.S. Securities and Exchange Commission, the attachment to Exhibit A to the Consent Agreement has not been filed herewith. Safeguard agrees to furnish supplementally a copy of such attachmenxt to the U.S. Securities and Exchange Commission upon request.